CNI CHARTER FUNDS

                              High Yield Bond Fund

                           Institutional Class Shares
                                 Class A Shares


       Supplement dated May 4, 2005 to Prospectuses dated January 31, 2005

This Supplement certain information contained in the Prospectus and should be read in conjunction with the Prospectus.

The following paragraph replaces the first full paragraph on page 24 of the Prospectus.

The High Yield Bond Fund is managed by Dennis Schaney and Michael E. Gray. Dennis Schaney is a Managing Director and the global head of fixed income at CSAM LLC. He joined CSAM LLC in 2003 from BlackRock Financial Management, where he was head of the leveraged finance group, co-head of credit research and a member of the firm's investment strategy group. Mr. Schaney joined BlackRock in 1998 to establish their high yield business. Previously, he spent nine years at Merrill Lynch where he managed its fixed income research department. Before that, he was at First Boston, where he spent two years in fixed income research and two years in investment banking on the newly formed restructuring team. Mr. Schaney holds a B.S. in psychology from the University of Bridgeport and an M.S. in financial management from Fairfield University.

Michael E. Gray is a Managing Director and the global head of credit research at CSAM LLC, which he joined in 2004. Prior to joining CSAM LLC, he was at Deutsche Asset Management, where he was a Managing Director, head of US credit research and a fixed income portfolio manager. Previously, he worked at UBS, most recently as an Executive Director and head of European credit research in London. Prior to his tenure at UBS, Mr. Gray was an investment-grade fixed income analyst and portfolio manager at MFS Investment Management, and a senior securities analyst at Conseco Capital Management. Mr. Gray holds a BA in English from Tufts University. He is a CFA charterholder.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 CNI-SU-009-0100